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           Certification Pursuant to 18 U.S.C. Section 1350,
                        As Adopted Pursuant to
            Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: The Target Portfolio Trust

    In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his or her knowledge, that:

1.    The Report fully complies with the requirements of Section
      13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



Date: August 26, 2003                /s/ Judy A. Rice
                                     -------------------------
                                     Judy A. Rice
                                     President and Principal
                                     Executive Officer

Date: August 26, 2003                /s/ Grace C. Torres
                                     ------------------------
                                     Grace C. Torres
                                     Treasurer and Principal Financial
                                     Officer